AssetMark Funds

Supplement dated January 21, 2004 to the
Prospectus dated October 28, 2003
Market Timing Policy

Frequent trading or market timing of Fund shares could harm the AssetMark Funds and their long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the Funds monitor trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. The Funds also work with intermediaries that sell or facilitate the sale of Fund shares to identify abusive trading practices in omnibus accounts. Under no circumstances will the Funds, their adviser or distributor enter into any agreements with any investor or investment advisor to encourage or facilitate market timing in the Funds. Although the Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Change Within Portfolio Management Team -- AssetMark Large Cap Growth Fund

The section of the Prospectus regarding TCW Investment Management Company on page 26 is replaced with the following:

TCW Investment Management Company ("TCW"), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Large Cap Growth Fund. TCW is a member of The TCW Group, Inc. ("TCW Group"), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of nearly 320 investment and administrative professionals located in Los Angeles, New York, Houston and San Francisco, the firm has a broad depth of knowledge, investment experience and research capability. The firm has approximately $84 billion under management or committed to management as of August 31, 2003.

TCW utilizes a "bottom-up" approach to identify securities for investment by the Fund. TCW utilizes a multi-factor investment strategy designed to identify opportunities not fully reflected in stock market valuations. These are: (1) superior business practices, (2) long-term trend analysis, and (3) valuation. Companies targeted for investment typically are those believed to have strong and enduring business models and defendable advantages over their competitors. TCW manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

Glen E. Bickerstaff
Group Managing Director, U.S. Equities
Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica, Mr. Bickerstaff managed a pooled equity portfolio, corporate pension assets, institutional accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with Lederer & Associates and Pacific Century Advisors, a subsidiary of Security Pacific Bank. Mr. Bickerstaff received a BS degree in Business Administration from the University of Southern California.

Brian M. Beitner, CFA
Managing Director, Director of U.S. Equities Research
Prior to joining TCW in 1998, Mr. Beitner was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998. Mr. Beitner holds a BS degree in Public Administration and an MBA degree from the University of Southern California. He is a Chartered Financial Analyst and past President of the Security Analysts of San Francisco.

Craig C. Blum, CFA
Senior Vice President, U.S. Equities
Mr. Blum joined the TCW Equities Research Department in 2000. Previously, he worked in both the High Yield and Mortgage-Backed Securities Groups as part of the firm's Associate Program. Prior to that, he was employed by PMAC Capital Markets, PaineWebber, and Merrill Lynch. Mr. Blum received his BS in Applied Mathematics and Computing from the University of California at Los Angeles and his MBA in Finance from the Anderson Graduate School of Management at the University of California at Los Angeles. He is a Chartered Financial Analyst.

Stephen A. Burlingame
Senior Vice President, U.S. Equities
Prior to joining TCW in 2000, Mr. Burlingame was an Equities Analyst at Brandywine Asset Management. He also worked as an Equities Analyst at Samuel James Limited. Mr. Burlingame graduated cum laude from Claremont McKenna College with a BA in Economics.

Change in Portfolio Manager -- AssetMark Small/Mid Cap Value Fund

The section of the Prospectus regarding Ariel Capital Management, Inc. on page 31 is replaced with the following:

Ariel Capital Management, Inc. ("Ariel"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $13.5 billion in assets under management for individual and institutional clients as of August 31, 2003. The following individual leads the team responsible for managing Ariel's allocated portion of the Small/Mid Cap Value Fund's assets:

John W. Rogers, Jr.
Founder, Chairman and Chief Investment Officer
As the firm's founder, Mr. Rogers has led Ariel since its inception in 1983 and has over 20 years of industry experience. Prior to founding Ariel, Mr. Rogers worked for 2 1/2 years for the investment banking firm of William Blair & Company.

Please retain this Supplement with your Prospectus for future reference.